Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.8942%



        Excess Protection Level
          3 Month Average  5.40%
          April, 1998  5.81%
          March, 1998  5.77%
          February, 1998  4.63%


        Cash Yield                                  18.66%


        Investor Charge Offs                        4.96%


        Base Rate                                   7.89%


        Over 35 Day Delinquency                     5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $35,947,972,379.88


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $5,259,577,861.39